UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2012

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

The unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2011 and explanatory notes relating to AGL Resources Inc.’s acquisition of Nicor Inc. are attached as Exhibit 99.1.  The unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2011 gives effect to the merger as if it were completed on January 1, 2011.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2011 and explanatory notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: August 1, 2012	/s/ Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	Unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2011 and explanatory notes.